EXHIBIT 24


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                     /s/ C. M. Harper

                                  ___________________________
                                  C. M. HARPER, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                     /s/ Robert A. Krane

                                  _____________________________
                                  ROBERT A. KRANE, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                    /s/ Gerald Rauenhorst

                                  ____________________________
                                  GERALD RAUENHORST, Director

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                    /s/ Carl E. Reichardt

                                  ___________________________
                                  CARL E. REICHARDT, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                    /s/ Ronald W. Roskens
                                  ____________________________
                                  RONALD W. ROSKENS, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                    /s/ Marjorie M. Scardino
                                  ______________________________
                                  MARJORIE M. SCARDINO, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                   /s/ Walter Scott, Jr.
                                  ______________________________
                                  WALTER SCOTT, JR., Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                    /s/ William G. Stocks

                                  __________________________
                                  WILLIAM G. STOCKS, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                    /s/ Jane J. Thompson
                                  ______________________________
                                  JANE J. THOMPSON, Director

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 9th day of December, 1996.


                                    /s/ Frederick B. Wells

                                  ___________________________
                                  FREDERICK B. WELLS, Director

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 5th day of December, 1996.


                                    /s/ Thomas R. Williams
                                  ______________________________
                                  THOMAS R. WILLIAMS, Director

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under any and all employee benefit plans of this Corporation qualified under Section 401 of the Internal Revenue Code, together with interests in such employee benefit plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 5th day of December, 1996.


                                    /s/ Clayton K. Yeutter

                                  ____________________________
                                  CLAYTON K. YEUTTER, Director